UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 13, 2012
US HIGHLAND, INC.
(Exact name of registrant as specified in its charter)
Oklahoma	333-139685	73-1556790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1411 North 105th East Avenue, Tulsa, OK		74116
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(918) 827-5254
1241 South Harvard, Tulsa, OK, 74112
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 13, 2012, in accordance with approval from the Financial Industry Regulatory Authority (“FINRA”), we effected a reverse split of our issued and outstanding shares of common stock on a 30 old for 1 new basis such that our issued and outstanding shares of common stock decreased from 26,077,978 to 896,354 shares of common stock with a par value of $0.001.

The reverse split became effective with the Over-the-Counter Bulletin Board at the opening of trading on April 13, 2012 under the symbol “UHLND”.  The "D" will be placed on our ticker symbol for 20 business days.  After 20 business days, our symbol will revert back to the original symbol “UHLN”.  Our new CUSIP number is 91732H205.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US HIGHLAND, INC.
/s/ JOHN R. FITZPATRICK, III
John R. Fitzpatrick, III
President, Chief Executive Officer, Chief Financial Officer and Director

Date:	April 13, 2012